EXHIBIT 10.2

                              EXCLUSIVITY CONTRACT

DATE:     MARCH 2, 1995

BETWEEN:  JJAMP TREASURY INTERNATIONAL CORP.,
          1181 FINCH AVE WEST UNIT 21
          NORTH YORK, ONTARIO  M3J-2VB

AND:      MANICARE DIVISION/AAI
          CRANSTON, RI  02920-8597

IT IS MUTUALLY AGREED BETWEEN JJAMP TREASURY INTERNATIONAL CORP., HEREINAFTER CALLED "THE AGENT" AND MANICARE DIVISION/AAI, HEREINAFTER CALLED "THE SUPPLIER",
THAT:

1. THE SUPPLIER HEREBY APPOINTS THE AGENT, AND THE AGENT HEREBY AGREES TO ACT FOR THE SUPPLIER, AS EXCLUSIVE AND SOLE DISTRIBUTOR FOR THE SALE OF ITS ENTIRE PRODUCT LINE, THAT CAN BE SOLD IN THE AGENT'S TERRITORY.

2.   THE TERRITORY COVERED BY THIS AGREEMENT WILL BE THE ENTIRE COUNTRY OF
BRAZIL.

3. THIS AGREEMENT IS EFFECTIVE FOR 24 MONTHS FROM DATE OF THIS AGREEMENT AND MAY BE CANCELLED BY EITHER PARTY UPON 120 DAYS WRITTEN NOTICE, FOR NONPERFORMANCE. THIS AGREEMENT HOWEVER BECOMES AUTOMATICALLY RENEWABLE AT ITS ANNIVERSARY, IF STILL IN EFFECT.

4. SHOULD THIS AGREEEMNT BE TERMINATED, THE SUPPLIER AGREES NOT TO APPROACH OR CONDUCT ANY FORM OF BUSINESS WITH ANY INDIVIDUAL, COMPANY, OR BUSINESS ENTITY IN BRAZIL FOR A PERIOD OF 3 YEARS.

5. FURTHER, IN THE EVENT OF TERMINATION SHOULD THE SUPPLIER NEED TO APPOINT ANOTHER AGENT OR REPRESENTATIVE IN THE TERRITORY TO SERVICE THE EXISTING CONTRACTS INITIATED BY THE AGENT, THEN THE ARRANGEMENTS AFORMENTIONED SHALL BE RENEGOTIATED TO THE MUTUAL SATISFACTION OF BOTH PARTIES (AGENT AND SUPPLIER).

6. THE SUPPLIER HEREBY WARRANTS TO THE AGENT THAT IT SHALL NOT APPROACH OR SOLICIT ANY BUSINESS TRANSACTION WITH ANY CLIENT THAT THE AGENT HAS INTRODUCED TO THE SUPPLIER, WITHOUT PREVIOUS CONSENT, IN THE COUNTRY OF BRAZIL.

7. THE SUPPLIER HEREBY WARRANTS TO THE AGENT THAT IT SHALL INFORM AND/OR PROVIDE COPIES OF ANY CORRESPONDENCE BETWEEN THE SUPPLIER AND ANY CLIENT OR CONTACT IN THE COUNTRY OF BRAZIL, WHETHER INTRODUCED BY THE AGENT TO THE SUPPLIER OR NOT.


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APPLICABLE LAW


     THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND.


SIGNED ON THIS 8TH DAY OF MARCH, 1995 BY:



/s/ James Hal
------------------------------------------
JJAMP TREASURY INTERNATIONAL CORP. (AGENT)



ACCEPTED BY


/s/ Gerald M. Campanella, President
------------------------------------------
MANICARE DIVISION/AAI


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